As filed with the Securities and Exchange Commission on March 28, 2002

                                                        Registration No. 33-8746
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     |_|   PRE-EFFECTIVE AMENDMENT NO.

                    |_|   POST-EFFECTIVE AMENDMENT NO.

                              THE TOCQUEVILLE TRUST
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

                     1675 Broadway, New York, New York 10019
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (212) 698-0800
                                 --------------
                         (Registrant's Telephone Number)

                               Francois D. Sicart
                            c/o The Tocqueville Trust
                     1675 Broadway, New York, New York 10019
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                 with copies to:

                            Michael R. Rosella, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                                 399 Park Avenue
                            New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing must become effective on April 29, 2002 pursuant to Rule 488(a) under the Securities Act of 1933.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933.

                               LEPERCQ-ISTEL TRUST
                               Lepercq-Istel Fund


                          NOTICE OF SPECIAL MEETING OF
                           SHAREHOLDERS - May __, 2002


1675 Broadway
New York, New York 10019
(800) 497-1411

            A Special Meeting of Shareholders of the Lepercq-Istel Fund series of the Lepercq-Istel Trust ("Lepercq") will be held at 10:00 a.m. on May __, 2002 at the offices of Lepercq, de Neuflize & Co. Incorporated at 1675 Broadway, New York, New York 10019 for the following purposes, all of which are more fully described in the accompanying Combined Proxy Statement/Prospectus dated April __, 2002.

            1. To approve the Agreement and Plan of Reorganization and Liquidation between The Tocqueville Fund series of The Tocqueville Trust ("Tocqueville") and Lepercq which contemplates the transfer to Tocqueville of all the assets and liabilities of Lepercq in exchange for shares of Tocqueville, the distribution of such shares to the shareholders of Lepercq, the liquidation and dissolution of Lepercq, and the termination of Lepercq's registration under the Investment Company Act of 1940, as amended.

            2. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on April __, 2002 are entitled to notice of, and to vote at, the meeting.

                                   By Order of the Board of Trustees
                                   PETER HARTNEDY, Secretary

New York, New York
April __, 2002

Your vote is important no matter how many shares you owned on the record date. Please indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense to Lepercq of further solicitation, we ask for your cooperation in mailing your proxy promptly.

                       COMBINED PROXY STATEMENT/PROSPECTUS


                    RELATING TO THE ACQUISITION OF ASSETS OF


                               LEPERCQ-ISTEL FUND
                                       of
                               LEPERCQ-ISTEL TRUST
                                  1675 Broadway
                            New York, New York 10019
                                 (800) 497-1411


                        BY AND IN EXCHANGE FOR SHARES OF


                              THE TOCQUEVILLE FUND
                                       of
                              THE TOCQUEVILLE TRUST
                                  1675 Broadway
                            New York, New York 10019
                                 (800) 697-3863


            This Combined Proxy Statement/Prospectus relates to the proposed transfer to The Tocqueville Fund series of The Tocqueville Trust ("Tocqueville") of all of the assets and liabilities of the Lepercq-Istel Fund series of Lepercq-Istel Trust ("Lepercq") in exchange for shares of Tocqueville to be distributed to the shareholders of Lepercq in liquidation and dissolution of Lepercq (the "Reorganization"). As a result of the proposed transaction, each shareholder of Lepercq will receive that number of full and fractional shares of Tocqueville equal in value at the time of the exchange to the value of such shareholder's shares of Lepercq (Tocqueville and Lepercq are collectively referred to as the "Funds").

            The investment objective of Tocqueville is to seek long-term capital appreciation. Tocqueville pursues these objectives by investing primarily in the equity securities of United States companies which are considered to be undervalued or out of favor and provide an opportunity for capital appreciation.

            This Proxy Statement/Prospectus sets forth concisely information about Tocqueville that shareholders of Lepercq should know before investing and should be read and retained by investors for future reference. Copies of the prospectus for Tocqueville dated February 28, 2002 and the annual report for Tocqueville for the fiscal year ended October 31, 2001 are enclosed and are incorporated by reference herein.

            A Statement of Additional Information dated April __, 2002 relating to this Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference herein. A Statement of Additional Information for Tocqueville dated February 28, 2002 containing additional and more detailed information about Tocqueville, has been filed with the SEC and is incorporated by reference herein. In addition, a prospectus for Lepercq dated April 30, 200[ ], and a Statement of Additional Information for Lepercq dated April 30, 200[ ], have been filed with the SEC and are incorporated by reference herein. Copies of all of these documents are available without charge and can be obtained by writing to Lepercq, de Neuflize & Co. Incorporated, at 1675 Broadway, New York, New York 10019 or calling (800) 497-1411.

            The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

            This Combined Proxy Statement/Prospectus is dated April __, 2002.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----


INTRODUCTION..................................................................1
            Synopsis..........................................................1
            Principal Risk Factors............................................3
            Comparison of Fees and Expenses...................................4

INFORMATION ABOUT THE REORGANIZATION..........................................5
            The Plan and Vote Required........................................5
            Method of Carrying Out the Plan...................................6
            Description of Shares to be Issued................................7
            Reasons for the Reorganization....................................7
            Tax Aspects.......................................................9
            Capitalization Table (Unaudited).................................10

ADDITIONAL INFORMATION ABOUT THE FUNDS.......................................10
            Investment Objectives and Policies...............................11
            Investment Restrictions..........................................12
            Portfolio Transactions...........................................12
            Dividends and Distributions......................................12
            Rights of Shareholders...........................................12
            Advisory Arrangements............................................12
            Distribution Arrangements........................................13
            Further Information..............................................14

VOTING MATTERS...............................................................14
            Generally........................................................14
            Quorum and Adjournments..........................................15
            Appraisal Rights.................................................15

FINANCIAL STATEMENTS.........................................................16

OTHER MATTERS................................................................16

                                  INTRODUCTION

Synopsis

            This synopsis provides a concise summary of the information contained in this Combined Proxy Statement/Prospectus, and presents key considerations for shareholders of Lepercq to assist them in determining whether to approve the Agreement and Plan of Reorganization and Liquidation of Lepercq (the "Plan").

            The Proposed Transaction. On February 20, 2002, the Board of Trustees of Lepercq (the "Board") approved the Plan, which contemplates the transfer of all of the assets and liabilities of Lepercq in exchange for shares of Tocqueville. Following the transfer, shares of Tocqueville will be distributed to shareholders of Lepercq in liquidation of Lepercq and Lepercq subsequently will be dissolved. In connection therewith, Lepercq will deregister under the Investment Company Act of 1940, as amended (the "Act"), by filing the appropriate application with the SEC. See "Information About the Reorganization
- The Plan and Vote Required" and "Information About the Reorganization - Method of Carrying Out the Plan."

            The Board of Trustees of Lepercq and Tocqueville share one common trustee, Mr. Francois Letaconnoux. Both Funds are equity funds with similar investment objectives and strategies. Lepercq is managed by Lepercq, de Neuflize & Co. Incorporated and Tocqueville is managed by Tocqueville Asset Management L.P. (Tocqueville Asset Management L.P. may be referred to herein as "the Tocqueville Adviser" and Lepercq, de Neuflize & Co. Incorporated may be referred to herein as "the Lepercq Adviser" and together, the "Advisers"). Each Fund's Board of Trustees and the Advisers recognize that greater economies of scale and efficiencies can be attained by combining the assets of the Funds and that since the investment objectives are very similar, such a combination would not materially alter the investment experience of the shareholders of Lepercq.

            As a result of the proposed Reorganization, each shareholder of Lepercq will receive that number of full and fractional shares of Tocqueville equal in value at the time of the exchange to the value of such shareholder's shares of Lepercq. The Board of Trustees has determined that the interests of existing shareholders of Lepercq will not be diluted as a result of the transactions contemplated by the Reorganization. For the reasons set forth below under "Reasons for the Reorganization," the Board of Trustees, including the disinterested trustees, concluded that the Reorganization would be in the best interests of the shareholders of Lepercq and recommends approval of the Plan.

            Tax Consequences. In the opinion of Paul, Hastings, Janofsky & Walker LLP, the proposed transaction will qualify as a tax-free reorganization for federal income tax purposes. As a result, no gain or loss will be recognized by either Tocqueville, Lepercq, or the shareholders of Lepercq as a result of the Reorganization. However, Lepercq will have non-qualifying gross income equal to its reorganization expenses paid by the Tocqueville Adviser and/or the Tocqueville distributor. See "Information About the Reorganization--Tax Aspects."

            Investment Objectives and Policies. The Funds are both open-end, diversified management investment companies. The investment objective of Tocqueville is to seek long-term capital appreciation. Tocqueville pursues these objectives by investing primarily in the equity securities of United States companies which Tocqueville believes to be undervalued or out of favor. The investment objective of Lepercq is to seek long-term capital appreciation. Lepercq seeks to achieve this objective by investing primarily in the equity securities of United States companies which the Lepercq Adviser believes to be undervalued. The investment objectives and policies of the Funds are more fully described in "Additional Information About the Funds--Investment Objectives and Policies."

            Investment Advisory, Administration and Distribution and Service Plan Fees. Lepercq, de Neuflize & Co. Incorporated is the investment adviser for Lepercq and US Bancorp Fund Services, LLC is the administrator for Lepercq. Tocqueville Asset Management L.P. is the investment adviser and administrator for Tocqueville. Currently, the advisory fee payable by Lepercq to its Adviser under the Investment Advisory Agreement is equal to .75% of average daily net assets. The administrative services fee payable by Lepercq to its administrator under the Administrative Services Agreement is equal to 0.07% of the average daily net assets on the first $200 million, 0.06% on the next $500 million and 0.04% on the balance with a minimum annual fee of $35,000. The management fee payable by Tocqueville to its Adviser under the Investment Advisory Agreement is equal to .75% of the average daily net assets on the first $500 million and .65% of the average daily net assets in excess of $500 million and the administrative services fee payable by Tocqueville to its Adviser under the Administrative Services Agreement is equal to .15% of average daily net assets. See "Additional Information About the Funds - Management Arrangements."

            Lepercq/Tocqueville Transaction. On April __, 2002 Lepercq, de Neuflize Securities Inc. (the "Lepercq Distributor") combined its broker-dealer operations with Tocqueville Securities L.P. (the "Tocqueville Distributor") (the "Lepercq/Tocqueville Transaction"). In the combination, the Lepercq Distributor contributed a portion of its assets to the Tocqueville Distributor in exchange for an interest in the Tocqueville Distributor. The Tocqueville Distributor changed its name to Lepercq, de Neuflize/Tocqueville Securities, L.P. The Lepercq/Tocqueville Transaction may be considered to result in the assignment of the Lepercq Distribution Agreement, causing it to terminate. The Board of Trustees has approved a new Distribution Agreement with the Tocqueville Distributor, which became effective upon the consummation of the Lepercq/Tocqueville Transaction. The new Distribution Agreement is identical to the current Distribution Agreement, except for the identity of the distributor and the dates of execution and effectiveness. The new Distribution Agreement did not require shareholder approval. The Lepercq/Tocqueville Transaction is expected to be consummated regardless of whether the Reorganization is approved by the Lepercq shareholders.

            Lepercq has adopted a Distribution Plan and Tocqueville has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Act which regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The shares of Tocqueville may pay up to .25% of its average daily net assets pursuant to its Distribution and Service Plan to pay the cost of advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including the Tocqueville Distributor who enter into agreements with Tocqueville or its distributor. Lepercq may pay up to .75% of its average daily net assets pursuant to its Distribution Plan to pay the cost of printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature and other distribution-related expenses. However, Lepercq made no payments under the Distribution Plan during the fiscal year ended December 31, 2001. See "Additional Information About the Funds--Distribution Arrangements."

            Lepercq has also adopted a Shareholder Servicing Plan whereby Lepercq may enter into shareholder servicing agreements under which it pays fees of up to .25% of the average daily net assets of the Fund for fees in connection with the personal service and maintenance of accounts holding shares of Lepercq. Such agreements are entered into between Lepercq and various shareholder servicing agents, including the Lepercq Distributor and its affiliates, and other financial institutions and securities brokers. These shareholder servicing agents may periodically waive all or a portion of their respective shareholder servicing fees. Currently, Lepercq does not pay any shareholder servicing fees.

            Purchases, Redemptions and Exchanges. The Funds sell and redeem their shares on a continuing basis at their net asset values and do not impose a sales charge for either sales or redemptions. All other purchase and redemption procedures applicable to the Funds are substantially similar except as follows:
(1) Tocqueville imposes a 1.50% redemption fee on certain redemptions of shares held less than 90 days. Shares of Tocqueville issued to Lepercq shareholders as a result of the proposed Reorganization will be deemed to be held for the period the shares were held in Lepercq prior to the Reorganization and in Tocqueville after the Reorganization for purposes of determining whether the redemption fee is applicable; and (2) pursuant to Tocqueville's exchange privileges, Tocqueville shareholders can exchange some or all of their shares for shares of the other three Tocqueville Funds i.e., The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund, which retain Tocqueville Adviser as investment adviser. Tocqueville shareholders also can exchange some or all of their shares for shares of certain funds managed by an affiliate of Tocqueville's transfer agent.

            Other Considerations. In the event the shareholders of Lepercq do not approve the Reorganization, the Board will consider possible alternatives to the proposed Reorganization. Shareholders have no right of appraisal, but may continue to redeem their shares in accordance with normal Lepercq redemption policies.

            Cost of the Reorganization. The cost of the preparation and distribution of the proxies and proxy statements and any other out-of-pocket expenses associated with this Reorganization incurred by Lepercq in an amount of approximately $_______ will be borne by the Tocqueville Adviser and/or the Tocqueville Distributor.

            This Synopsis is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, including information incorporated by reference herein.

Principal Risk Factors

            Since the Funds both invest primarily in common stocks of United States companies, investors are subject to risks inherent in an investment in common stocks, including stock market fluctuations, fluctuations in the value of the Funds' portfolios and liquidity risks. Also, common stocks selected by each Fund may or may not increase in value when the stock market is rising or may fail to perform as expected. Additionally, Lepercq may invest up to 20% of its net assets and Tocqueville may invest up to 25% of its net assets in securities of foreign issuers through American Depositary Receipts ("ADRs"). ADRs are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or corresponding bank. Investments in such securities involve additional risks including fluctuations in foreign exchange rates, future political and economic developments and possible imposition of exchange controls or other foreign governmental laws or restrictions. Also, foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. Thus, the prices of securities in different countries are subject to different economic, financial, political and social factors.

Comparison of Fees and Expenses

            The following table shows the comparative fees and expenses of the Funds. The table also reflects the pro forma fees for Tocqueville after giving effect to the Reorganization. Based upon this comparison, Lepercq shareholders will bear the benefit of a decrease in the applicable current estimated expense ratio of the Reorganization.


--------------------------------------------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------------------------------------------

                                                                                                       Pro Forma
                                                                    Lepercq         Tocqueville        Combined
                                                                    -------         -----------        --------
Shareholder Fees
----------------
(fees that are paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price).............................          None(1)           None               None
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price).......................          None              None               None
Maximum Sales Charge (Load) Imposed on
Reinvestment Dividends....................................          None              None               None
Redemption Fee............................................          None(1)           1.50%(3)           1.50%(3)
Exchange Fee..............................................          None                (4)                (4)
Maximum Account Fee.......................................          None              None               None


Annual Fund Operating Expenses                                                                         Pro Forma
------------------------------                                      Lepercq         Tocqueville         Combined
(expenses that are deducted from Fund assets)                       -------         -----------        --------
Management Fees...........................................            .75%              .75%             .75%
Distribution and Service (12b-1) Fees.....................            .00%(2)           .25%             .25%
Other Expenses............................................            .90%              .46%(5)          .51%
Total Annual Fund Operating Expenses......................           1.65%             1.46%(5)         1.51%
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Although no sales load or transaction fees are charged, you will be assessed a $15.00 fee for outgoing wire transfers and a $25.00 fee for returned checks.

(2) The amount shown for Rule 12b-1 fees indicates the actual Rule 12b-1 fees the fund incurred for the fiscal year ended December 31, 2001. Under the fund's Rule 12b-1 Plan, the maximum fee the fund may incur for annual sales and distribution expenses is 0.75%. However, the fund has voluntarily capped the amount paid under the plan to 0.10% per year of the fund's average daily net assets for the fiscal year ending December 31, 2002. Investors will be given 30 days' prior notice if the fund decides to discontinue the cap.

(3) A redemption fee is imposed on certain redemptions of shares held less than 90 days. A redemption fee will not be imposed on redemptions of shares where the Tocqueville Adviser or Tocqueville Securities L.P. is the shareholder of record, or exercises discretion over the account. Shares of Tocqueville issued to Lepercq shareholders as a result of the proposed Reorganization will be deemed to be held for the period the shares were held in Lepercq prior to the Reorganization and in Tocqueville after the Reorganization for purposes of determining whether the redemption fee is applicable. The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.

(4)   The Transfer Agent charges a $5 fee for each telephone exchange.

(5) Other Expenses and Total Annual Fund Operating Expenses are .40% and 1.40%, respectively, after voluntary waiver by the Tocqueville Adviser. This waiver may be terminated at any time.

Example

            This Example is intended to help you compare the cost of investing in Lepercq, Tocqueville and the combined fund. The expenses shown are at levels anticipated for the current fiscal year.

            The Example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                            1 Year  3 Years  5 Years  10 Years
Lepercq:                                     $168    $520     $897     $1,955
Tocqueville:                                 $149    $462     $797     $1,746
Pro Forma Combined:                          $154    $477     $824     $1,802

--------------------------------------------------------------------------------

                      INFORMATION ABOUT THE REORGANIZATION

The Plan and Vote Required

            On February 20, 2002, the Board of Trustees of Lepercq adopted the Plan and approved the Plan's submission to the shareholders of Lepercq. The Plan (a copy of which is set forth in full as Exhibit A to this combined Proxy Statement/Prospectus) contemplates the Reorganization under which (i) all of the assets and liabilities of Lepercq would be transferred to Tocqueville in exchange for shares of Tocqueville, (ii) these shares would be distributed among the shareholders of Lepercq and (iii) Lepercq would be liquidated and dissolved and its registration under the Act would be terminated.

            The result of the carrying out of the Plan would be that (i) Tocqueville would add to its gross assets and liabilities all of the assets (net of any liability for portfolio securities purchased but not settled) and liabilities of Lepercq and (ii) the shareholders of Lepercq would become shareholders of Tocqueville as soon as practicable after the closing. In essence, shareholders of Lepercq who vote their shares in favor of the Plan are electing to redeem their shares of Lepercq at net asset value and reinvest the proceeds in shares of Tocqueville at net asset value without sales charge and without recognition of taxable gain or loss for federal income tax purposes (see "Tax Aspects" below). The Tocqueville Adviser and/or the Tocqueville Distributor will bear all of the expenses associated with the Reorganization, including legal, accounting, printing, transfer agency, filing, proxy soliciting, transfer taxes and similar expenses incurred. Management estimates that the expenses of the Reorganization will not exceed $_______. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of Lepercq including the cost of any portfolio securities purchased but not yet settled.

            The vote of the holders of at least a majority of the outstanding shares of Lepercq entitled to vote at the meeting is required for the approval of the Plan, including the liquidation and dissolution of Lepercq. If the shareholders do not approve the Plan, the Reorganization will not be effected and the Board will consider possible alternatives.

Method of Carrying Out the Plan

            The consummation of the transactions contemplated by the Plan is contingent upon the approval of this proposal by the shareholders of Lepercq and the receipt of the opinions and certificates set forth in Sections 10 and 11 of the Plan and the occurrence of the events described in those Sections.

            Under the Plan, all the assets and liabilities of Lepercq will be delivered to Tocqueville in exchange for shares of Tocqueville. The actual exchange of assets is expected to take place on or about May __, 2002 (defined in the Plan as the "Closing Date"). Under the Plan, all redemptions of shares of Lepercq shall be permanently suspended on or about (assuming a May __, 2002 Closing Date) May __, 2002; only redemption requests received in proper form on or prior to the close of business on that date shall be fulfilled by Lepercq; redemption requests received by Lepercq after that date will be treated as requests for redemptions of shares of Tocqueville to be distributed to the shareholders requesting redemption. The number of full and fractional shares of Tocqueville to be issued to shareholders of Lepercq will be based on the relative net asset values per share of Lepercq and Tocqueville determined at or immediately preceding the effective time of the Reorganization. Portfolio securities of both Funds will be valued in accordance with the valuation practices as described under "Net Asset Value" in each Fund's Prospectus.

            After the Closing Date, Lepercq will distribute on a pro rata basis to its shareholders of record on May __, 2002 shares of Tocqueville received by Lepercq at closing, in liquidation and cancellation of the outstanding shares of Lepercq. To assist Lepercq in this distribution, Tocqueville, in accordance with a shareholder list supplied by Lepercq, will cause its transfer agent to credit and confirm an appropriate number of shares of Tocqueville to each shareholder of Lepercq. No certificates for shares of Tocqueville will be issued.

            Under the Plan, within one year after the Closing Date, Lepercq shall (a) effect its liquidation and dissolution under Massachusetts law, terminate its registration under the Act and file a final report to the SEC under the Act, and (b) either pay or make provision for all of its debts and taxes.

            If the Plan is approved by shareholders, Lepercq reserves the right to sell portfolio securities and/or purchase other securities, to the extent necessary so that the asset composition of Lepercq is consistent with the investment policies and restrictions of Tocqueville. Transaction costs associated with any such purchases and sales would be borne by the Tocqueville Adviser and/or the Tocqueville Distributor.

            Under the Plan, either of the Funds may abandon and terminate the Plan at any time prior to the Closing Date without liability if (i) the other party breaches any material provision of the Plan, (ii) prior to the Closing Date, any legal, administrative or other proceeding shall be instituted or threatened seeking to restrain or otherwise prohibit the transactions contemplated by the Plan and/or asserting a material liability of either party, which proceeding has not been terminated or the threat thereto removed prior to the Closing Date or (iii) on the Valuation Date (as defined in the Plan attached hereto as Exhibit A) either party has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares and such suspension continues for a period of 60 days beyond the Valuation Date.

            In the event that the Plan is not consummated for any reason, the Board of Trustees of Lepercq will consider and may submit to the shareholders other alternatives.

Description of Shares to be Issued

            Full and fractional shares of Tocqueville will be issued to shareholders of Lepercq in accordance with the procedures under the Plan as described above. Each share will be fully paid and nonassessable when issued and transferable without restriction and will have no preemptive or conversion rights.

Reasons for the Reorganization

            The Board considered the Reorganization and adopted the Plan at a meeting on February 20, 2002. At the meeting, the Lepercq Adviser recommended to the Trustees that they adopt the Plan and approve the Plan's submission to the shareholders of Lepercq.

            Management of the Funds is of the view that both Funds would benefit from the Reorganization because of the economies of scale that would come with a larger asset base. Management has informed the Board of its belief that a reduction in expenses could potentially be realized as a result of the elimination of duplicative costs presently incurred for services that are performed for both Funds.

            In making its recommendation, Management considered the similarities of the investment objectives and policies of the Funds and the fact that the Funds share the same service providers.

Further, Management considered that the Reorganization would be effected as a tax-free reorganization.

            Given the above factors and the similarity in the investment strategies of the Funds, the Lepercq Adviser concluded that combining the two Funds would be appropriate and would enable the shareholders of Lepercq to benefit from certain economies of scale. The Lepercq Adviser indicated to the Board its belief that the most appropriate method of combining the Funds would be through a tax-free reorganization of the assets of the Funds. The Lepercq Adviser also stated its belief that the Reorganization is a better alternative than a taxable redemption of Lepercq shares or an outright liquidation and dissolution, and the Board concurred.

            In considering the Lepercq Adviser's proposal, the Board considered other alternatives that are available to shareholders, including the ability to redeem shares of Lepercq prior to the Reorganization. The Board also inquired into a number of other factors which include the expense ratios and the investment performance of the Funds. The Board was informed of the expense ratios of the Funds for the most recently completed fiscal year which for Lepercq is 1.65% and for Tocqueville is 1.46%. See the Fee Table on page [4] which reflects the proposed impact on overall expense ratios applicable to Lepercq's shareholders.

            The Board also considered the following comparative investment performance information regarding the Funds:

--------------------------------------------------------------------------------
          Total Return Information for Periods Ended December 31, 2001
--------------------------------------------------------------------------------

                         One Year    Three Years    Five Years    Ten Years
--------------------------------------------------------------------------------

Lepercq                  (17.35)%      (8.76)%        (0.92)%       5.71%
--------------------------------------------------------------------------------

Tocqueville              (6.33)%        4.54%          6.33%       12.28%
--------------------------------------------------------------------------------

            Thus, the factors considered by the Board included, among other things: (1) recent and anticipated asset and expense levels of the Funds and future prospects of each Fund; (2) the similarity of the investment advisory, distribution and administration arrangements, the fact that the Funds have the same service providers and the fact that the Funds expect the Reorganization to realize savings in fixed expenses because of resulting efficiencies in administration, portfolio management and marketing; (3) alternative options to the Reorganization; (4) the terms and conditions of the Reorganization; (5) the similarity of the investment objectives, policies and restrictions of the Funds;
(6) the lack of tax consequences from the Reorganization; and (7) potential tax consequences if there is no Reorganization and Lepercq's assets continue to decline.

            The Board also considered the overall Lepercq/Tocqueville Transaction, in particular the strategic combination of the businesses of both groups and the resulting effectiveness and efficiency in having the two Funds combined.

            Based upon these factors, the Board, including the Trustees who are not interested persons of Lepercq, has determined that the Reorganization of Lepercq would be in the best interests of Lepercq's shareholders and that no shareholder's interest would be diluted as a consequence thereof, and approves the Plan's submission to the shareholders of Lepercq.



Tax Aspects

            Immediately prior to the Valuation Date referred to in the Plan, Lepercq will pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Lepercq's shareholders all of Lepercq's investment company taxable income (computed without regard to any deduction for dividends paid) for taxable years ending on or prior to the Closing Date and all of its net capital gain, if any (after reduction for any available capital loss carry forward), realized in taxable years ending on or prior to the Closing Date. Such dividends will be included in the income of Lepercq's shareholders as ordinary income and capital gain, respectively.

            The exchange of the assets of Lepercq for shares of Tocqueville and the assumption by Tocqueville of the liabilities of Lepercq, and the liquidation of Lepercq, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code (the "Code"). As a condition to the closing of the proposed transaction, the Funds will each receive the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Funds, to the effect that, based on certain assumptions and on the existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for federal income tax purposes:

            (1) Lepercq's transfer of all of its assets to Tocqueville in exchange for shares of Tocqueville and Tocqueville's assumption of all of Lepercq's liabilities, followed by Lepercq's distribution of Tocqueville shares to Lepercq's shareholders as part of the liquidation of Lepercq, will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) of the Code. The Funds will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code,

            (2) no gain or loss will be recognized by the shareholders of Lepercq upon the exchange of Lepercq shares for Tocqueville shares (Section 354(a) of the Code),

            (3) Lepercq will not recognize gain or loss upon the transfer of all of its assets to Tocqueville in exchange for shares of Tocqueville and Tocqueville's assumption of all of the liabilities of Lepercq (Sections 361(a) and 357(a) of the Code), or upon the distribution of such shares of Tocqueville to Lepercq's shareholders in exchange for all of their shares in Lepercq (Section 361(c) of the Code),

            (4) Tocqueville will not recognize gain or loss upon its receipt of Lepercq's assets in exchange for shares of Tocqueville (Section 1032(a) of the Code),

            (5) the basis of shares of Tocqueville received by the shareholders of Lepercq will be the same as their basis in the shares of Lepercq surrendered in exchange therefor (Section 358(a)(1) of the Code),

            (6) the holding period of shares of Tocqueville received by the shareholders of Lepercq in exchange for Lepercq shares will include the period during which they held Lepercq shares surrendered, provided that such Lepercq shares are capital assets on the date of the exchange (Section 1223(1) of the Code),

            (7) the tax basis of the assets of Lepercq acquired by Tocqueville will be the same as the tax basis of such assets to Lepercq immediately prior to the transaction (Section 362(b) of the Code), and

            (8) the holding period of the assets of Lepercq in the hands of Tocqueville will include the period during which those assets were held by Lepercq (Section 1223(2) of the Code).

            Lepercq will have non-qualifying income in an amount equal to its reorganization expenses paid by the Tocqueville Adviser and/or the Tocqueville Distributor.

            Shareholders of Lepercq should consult their tax advisors regarding the effect, if any, of the proposed transaction in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the proposed transaction, shareholders of Lepercq should also consult their tax advisers as to state and local tax consequences, if any, of the proposed transaction.

Capitalization Table (Unaudited)

            The table below sets forth the existing capitalization of the Funds, as well as the pro forma capitalization, as of October 31, 2001.


--------------------------------------------------------------------------------
                                                                 Tocqueville
                                                               After Transfer of
                             Lepercq          Tocqueville         Lepercq
--------------------------------------------------------------------------------
Net Assets                 $ 19,233,861      $ 51,089,015         $ 70,322,876
--------------------------------------------------------------------------------
Shares Outstanding            1,350,191         3,407,393            4,690,925
--------------------------------------------------------------------------------
Net Asset Value Per Share  $      14.25      $      14.99         $      14.99
--------------------------------------------------------------------------------


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

            Additional information about the Funds is presented below. Shareholders of Lepercq should bear in mind that the Reorganization will not result in any change in the investment management or day-to-day operation of Tocqueville. Such information is incorporated herein by reference from (i) Tocqueville's Prospectus dated February 28, 2002, enclosed herewith, and Tocqueville's Statement of Additional Information dated February 28, 2002; and
(ii) Lepercq's Prospectus and Statement of Additional Information, both dated April 30, 200[ ].

Investment Objectives and Policies

            The investment objectives and policies of the Funds are substantially similar. Both Funds seek long-term capital appreciation primarily through diversified portfolios of equity securities. Under normal circumstances, the Funds will have most of their assets invested in domestic equity securities, including common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks. However, Tocqueville and Lepercq also may invest 25% and 20%, respectively, of their net assets in the securities of foreign issuers through ADRs. Critical factors that will be considered in the selection of any securities in which the Funds may invest will include the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, corporate cash flow, balance sheet changes, management capability and practices, and the economic and political outlook.

            The investment objective of Tocqueville is to seek long-term capital appreciation. Tocqueville seeks to achieve its investment objective by investing primarily in common stocks of United States companies. Tocqueville follows a value approach to investing, meaning that it seeks to invest in companies that the portfolio manager has identified as out of favor or undervalued. The portfolio manager will identify companies that are undervalued based on his judgment of relative value and growth potential. This judgment will be based primarily on: the company's past growth and profitability or the portfolio manager's belief that the company has achieved better results than similar companies in a depressed industry which the portfolio manager believes will improve within the next two years. The portfolio manager will generally consider the following stocks to be out of favor: stocks which have underperformed market indices for at least one year and companies which have a historically low stock price in relation to the company's sales, potential earnings or underlying assets. The portfolio manager will purchase stocks for Tocqueville's portfolio when they meet the above criteria and have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.

            The investment objective of Lepercq is also long-term capital appreciation. Lepercq seeks to achieve its goal by investing in common stock of companies undergoing a transformation that might include a realignment of business focus, re-engineering of business process, or entry into new markets that provides an opportunity for capital appreciation. The Lepercq Adviser purchases securities when, in its view, the positive changes taking place in a company are not properly recognized by the stock market. The Lepercq Adviser's approach of investing in corporate transformation rests on the belief that attractive returns are possible from the early recognition that changes taking place in a corporation will be successful. Examples of the kind of changes that might significantly improve the business prospects of a company include refocusing a company around its core competencies or re-engineering a company to improve its effectiveness. Because it is the Lepercq Adviser's belief that the success of a company emanates from the abilities of its top management, the Lepercq Adviser places a great deal of emphasis on investigating the qualifications of company management. In pursuing its investment approach, the Lepercq Adviser is indifferent to whether the investments adhere to either the growth or value style of investing. The adviser purchases an investment when it believes that the positive changes in a company are not properly recognized by the market and sells an investment when it concludes that either the positive changes are adequately recognized or that the outcome will be less attractive than previously expected.

Investment Restrictions

            The Funds each have certain fundamental investment restrictions which cannot be changed unless approved by a majority of the outstanding shares of each of the Funds' shares that would be affected by such a change. These restrictions can be found under the caption "Investment Restrictions" in each Fund's respective Statement of Additional Information.

            The investment restrictions applicable to the Funds are substantially similar except for the differences of Tocqueville noted below. Tocqueville is prohibited from underwriting securities, investing in precious metals other than in accordance with the Fund's investment objective and policy, if as a result the Fund would then have more than 10% of its total net assets (taken at current value) invested in such precious metals, and participating in a joint investment account.

Portfolio Transactions

            Brokerage practices are the same for the Funds.

Dividends and Distributions

            The Funds have elected to be treated as regulated investment companies under the Code. By qualifying, the Funds generally will not be subject to federal income tax to the extent they distribute their investment company taxable income and net capital gains in the manner required under the Code. It is each Fund's policy to distribute to shareholders substantially all of its net investment income and net capital gains each year, if any.

Rights of Shareholders

            Both of the Funds are Massachusetts business trusts. As Massachusetts business trusts, the operation of the Funds is governed by their respective Declaration of Trust and applicable Massachusetts law. Shares of the Funds are redeemable at their net asset value. The shares of each Fund entitle the holder to one vote per share on the election of trustees and all other matters submitted to shareholders. All shares of each class of each such Fund participate equally in its dividends and distributions and in its net assets on liquidation, and all shares of each, when issued, are fully paid and non-assessable, freely transferable and have no preference, pre-emptive or conversion rights. It is contemplated that neither Fund will hold regular annual meetings of shareholders.

Advisory Arrangements

            The Tocqueville Investment Advisory Agreement provides that the Tocqueville Adviser identify and analyze possible investments for the Fund, determine the amount and timing of such investments, and the form of investment. The Tocqueville Adviser has the responsibility of monitoring and reviewing the Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Tocqueville Adviser's responsibility to cause the purchase and sale of securities in the Fund's portfolio, subject at all times to the policies set forth by Tocqueville's Board of Trustees.

            The Lepercq Investment Advisory Agreement provides that the Lepercq Adviser shall supervise the investment and reinvestment of the cash, securities or other properties comprising Lepercq's assets, subject at all times to the policies and controls of the Trustees.

            The advisory fee for Tocqueville is .75% of the average daily net assets on the first $500 million and .65% of the average daily net assets in excess of $500 million. The advisory fee for Lepercq is .75% of average daily net assets.

            Pursuant to the Administrative Services Agreement between Tocqueville and its Adviser, the Tocqueville Adviser supervises the administration of all aspects of the Fund's operations, including each Fund's receipt of services for which the Fund is obligated to pay, provides the Funds with general office facilities and provides, at the Fund's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Fund.

            The Tocqueville Adviser receives a fee from Tocqueville equal to ..15% of average daily net assets.

Distribution Arrangements

            Tocqueville has adopted a Distribution and Service Plan pursuant to 12b-1 under the Act whereby Tocqueville distributes Fund shares through the Tocqueville Distributor. Under the Plan, the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including the Tocqueville Distributor who enter into agreements with the Fund or its distributor.

            Lepercq has adopted a Distribution Plan pursuant to 12b-1 under the Act whereby the Lepercq Distributor will be entitled to reimbursement each month of up to an aggregate maximum of .75% per year of the Fund's average daily net assets for actual expenses incurred in the distribution and promotion of the shares of the Fund, including but not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing sales literature and other distribution related expenses. Lepercq has voluntarily capped the amount paid under the plan to .10% per year of its average daily net assets. Lepercq did not make any payments under the Distribution Plan for the fiscal year ended December 31, 2001.

            Lepercq has also adopted a Shareholder Servicing Plan whereby Lepercq may enter into shareholder servicing agreements under which it pays fees of up to .25% of the average daily net assets of the Fund for fees in connection with the personal service and maintenance of accounts holding shares of Lepercq. Such agreements are entered into between Lepercq and various shareholder servicing agents, including the Lepercq Distributor and its affiliates, and other financial institutions and securities brokers. These shareholder servicing agents may periodically waive all or a portion of their respective shareholder servicing fees. Currently, Lepercq does not pay any shareholder servicing fees.

Further Information

            The Funds file reports and other information with the SEC. Proxy material, reports and other information about the Funds which are of public record can be inspected and copied at public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the SEC's regional office at 233 Broadway, New York, New York 10279, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                                 VOTING MATTERS

Generally

            This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Lepercq for use at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of Lepercq, de Neuflize & Co. Incorporated at 1675 Broadway, New York, New York on May __, 2002 at 10:00 a.m. or any adjournment thereof, to approve or disapprove the Plan. It is expected that the solicitation of proxies will be primarily by mail. Supplemental solicitations may be made by mail, telephone or personal interviews by officers and representatives of Lepercq. It is anticipated that banks, broker-dealers and other institutions will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. The Tocqueville Adviser and/or the Tocqueville Distributor may, upon request, reimburse banks, broker-dealers and other institutions for their expenses in forwarding proxy materials to beneficial owners.

            Only shareholders of record of Lepercq at the close of business on April __, 2002 (the "Record Date"), will be entitled to vote at the Meeting. As of the Record Date, there were ____________ shares of Lepercq issued and outstanding, with each whole share entitled to one vote and each fraction of a share entitled to a proportionate fraction of a vote.

            As of the Record Date, the officers and trustees of Lepercq, as a group, owned ___% of the outstanding shares of Lepercq.

            As of the Record Date, the following person(s) owned of record or beneficially 5% or more of the outstanding shares of Lepercq:

Name and Address                 % of Ownership             Nature of Ownership
----------------                 --------------             -------------------

                                        %

                                        %

                                        %

         As of the Record Date, the following person(s) owned of record or beneficially 5% or more of the outstanding shares of Tocqueville:

Name and Address                 % of Ownership             Nature of Ownership
----------------                 --------------             -------------------

                                        %

                                        %

                                        %

            If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the instructions thereon. In the absence of any instructions, such proxy will be voted to approve the Plan. Any shareholder giving a proxy may revoke it at any time before the Meeting by submitting to Lepercq a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

            If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does have discretionary power) or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business.

Quorum and Adjournments

            The presence of the holders of a majority of the outstanding shares of Lepercq, in person or by proxy, constitutes a quorum. However, the mere presence of a quorum at the Meeting may not be sufficient to approve one or more of the proposals. If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Appraisal Rights

            Under the Commonwealth of Massachusetts and the Act, shareholders do not have any rights of share appraisal. Shareholders have the right to redeem their shares of Lepercq at net asset value at any time until the close of business on the business day prior to the Closing Date of the Reorganization and, thereafter, on any business day shareholders may redeem at net asset value their shares of Tocqueville acquired by them in the Reorganization.

                              FINANCIAL STATEMENTS

            The financial statements of the Funds for the fiscal years ended October 31, 2001 for Tocqueville and December 31, 2001 for Lepercq, contained in the Funds' 2001 Annual Reports to shareholders, have been audited by PricewaterhouseCoopers LLP for Tocqueville and KPMG LLP for Lepercq, independent auditors, as stated in their reports, which are incorporated herein by reference.

                                  OTHER MATTERS

            As a Massachusetts business trust, Lepercq is not required, and does not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy.

            The management does not know of any matters to be presented at this Special Meeting of Shareholders other than that mentioned in this Proxy Statement. If any matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                   By Order of the Board of Trustees



                                   PETER HARTNEDY, Secretary
April __, 2002

                               LEPERCQ-ISTEL FUND
                                    Series of
                               LEPERCQ-ISTEL TRUST
         PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD MAY __, 2002


The undersigned shareholder of Lepercq-Istel Fund revoking previous proxies, hereby appoints Tsering Ngudu and Peter Hartnedy, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of Lepercq-Istel Fund to be held on May __, 2002 at the offices of Lepercq, de Neuflize & Co. Incorporated, 1675 Broadway, New York, New York 10019, at 10:00 a.m., Eastern time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the proposal specified on the reverse side. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the other side and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

                                                                            OVER

                                    PROPOSAL
                                    --------


To approve the Agreement and Plan of Reorganization and Liquidation between The Tocqueville Fund of the Tocqueville Trust ("Tocqueville") and the Lepercq-Istel Fund Series of the Lepercq-Istel Trust ("Lepercq") which contemplates the transfer to Tocqueville of all the assets and liabilities of Lepercq in exchange for shares of Tocqueville and the distribution of such shares to the shareholders of Lepercq, the liquidation and dissolution of Lepercq, and the termination of the Lepercq's registration under the Investment Company Act of 1940, as amended.

              FOR ___           AGAINST ___           ABSTAIN ___

              Dated: __________________________________, 2002
                           Month            Day

              _____________________________________________________
                                  Signature(s)

              _____________________________________________________
                                  Signature(s)

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as attorney, executor, administrator, trustee, guardian, etc., please give your full title as such. Joint owners should each sign this proxy. If account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

                       STATEMENT OF ADDITIONAL INFORMATION

                  Relating to the acquisition of the assets of

                              [LEPERCQ-ISTEL FUND]
                                       of
                               LEPERCQ-ISTEL TRUST
                                  1675 Broadway
                            New York, New York 10019
                        by and in exchange for shares of


                              The Tocqueville Fund

                              THE TOCQUEVILLE TRUST
                                  1675 Broadway
                            New York, New York 10019


     This Statement of Additional Information, relating specifically to the proposed acquisition of all of the assets of the Lepercq-Istel Fund series of the Lepercq-Istel Trust ("Lepercq") by The Tocqueville Fund series of The Tocqueville Trust ("Tocqueville"), consists of this cover page, pro forma financial statements and the following described documents, each of which is incorporated by reference herein:

          The Statement of Additional Information of Lepercq dated April 28,
          2002;

          The Statement of Additional Information of Tocqueville dated February 28, 2002;

          The Annual Report of Tocqueville for the year ended October 31, 2001; and

          The Annual Report of Lepercq for the year ended December 31, 2001.

     This Statement of Additional Information is not a prospectus. A Combined Proxy Statement/Prospectus dated April __, 2002 relating to the above-referenced transaction may be obtained from Lepercq, de Neuflize & Co. Incorporated, 1675 Broadway, New York, New York 10019, (800) 497-1411. This Statement of Additional Information relates to, and should be read in conjunction with, such Combined Proxy Statement/Prospectus.

     Shown below are financial statements for both Lepercq and Tocqueville and Pro Forma financial statements for the Combined Fund at October 31, 2001, as though the reorganization occurred as of that date. The first table presents Statements of Assets and Liabilities (unaudited) for both Lepercq and Tocqueville and Pro Forma figures for the Combined Fund. The second table presents Statements of Operations (unaudited) for both Lepercq and Tocqueville and Pro Forma figures for the Combined Fund. The third table presents Portfolio of Investments (unaudited) for both Lepercq and Tocqueville and Pro Forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

     The date of this Statement of Additional Information is April __, 2002.

                         PRO FORMA FINANCIAL STATEMENTS


     Statements of Assets and Liabilities as of October 31, 2001 (Unaudited)



                                                                                    The
                                                                                 Tocqueville                            (Pro Forma)
                                                                Lepercq             Fund            Adjustments          Combined
                                                             ------------       ------------       ------------       -------------
Assets
Investments, at value(1)                                     $ 19,235,901       $ 51,365,654                          $  70,601,555
Cash                                                               39,354                  -                                 39,354
Receivable for fund shares sold                                                        2,008                                  2,008
Dividends, interest and other receivables                           8,738             20,565                                 29,303
Prepaid assets                                                     24,846             10,394                                 35,240
                                                             ------------       ------------       ------------       -------------
Total Assets                                                 $ 19,308,839       $ 51,398,621                          $  70,707,460
                                                             ------------       ------------       ------------       -------------
Liabilities
Funds advanced by custodian                                             -            197,014                                197,014
Payable to Adviser                                                 12,609             17,378                                 29,987
Accrued distribution fee                                            2,611             20,957                                 23,568
Accrued expenses and other liabilities                             59,758             74,257                                134,015
                                                             ------------       ------------       ------------       -------------
Total Liabilities                                                  74,978            309,606                                384,584
                                                             ------------       ------------       ------------       -------------
Net Assets                                                   $ 19,233,861       $ 51,089,015                          $  70,322,876
                                                             ------------       ------------       ------------       -------------

Net assets consisted of:
Paid in capital                                              $ 28,424,793       $ 40,669,397                          $  69,094,190
Accumulated net investment income (loss)                          281,476             40,335                                321,811
Accumulated net realized gain (loss)                           (7,258,436)           900,765                             (6,357,671)
Net unrealized appreciation (depreciation)
on:
      Investments                                              (2,213,972)         9,478,518                              7,264,546
                                                             ------------       ------------       ------------       -------------
Net assets                                                   $ 19,233,861       $ 51,089,015                          $  70,322,876
                                                             ------------       ------------       ------------       -------------

Shares of beneficial interest outstanding
    (unlimited shares of $0.01 par value
    authorized)                                                 1,350,191          3,407,393            (66,659)          4,690,925
Net asset value, offering and redemption
    price per share                                          $      14.25       $      14.99                          $       14.99
                                                             ------------       ------------                          -------------

(1)Cost of Investments                                       $ 21,449,873       $ 41,887,137                          $  63,337,010


             See Notes to Pro Forma Financial Statements (Unaudited)

                 Statements of Operations for the twelve months
                       ended October 31, 2001 (Unaudited)


                                                                                    The
                                                                                 Tocqueville                            (Pro Forma)
                                                                Lepercq             Fund            Adjustments          Combined
                                                              -----------        -----------        -----------        ------------
Investment Income:
Dividends*                                                    $   139,602        $   909,141        $        --        $  1,048,743
Interest                                                          414,202             54,977                 --             469,179
Other Income                                                       77,552                 --                 --              77,552
                                                              -----------        -----------        -----------        ------------
                                                                  631,356            964,118                 --           1,595,474
                                                              -----------        -----------        -----------        ------------
Expenses:
Investment Adviser's fee                                          171,332            432,078                 --             603,410
Custody fees                                                        8,040             19,181                 --              27,221
Fund accounting fees                                               31,589             26,647                 --              58,236
Transfer agent and shareholder services                            33,721             24,011                 --              57,732
Professional fees                                                  51,294             60,684            (42,937)             69,041
Distribution fees                                                                    144,025             57,111             201,136
Administration fee                                                 37,902             86,410                 --             124,312
Printing and mailing expense                                        4,762             13,753             (1,500)             17,015
Registration fees                                                  15,526             17,982                 --              33,508
Trustee fees and expenses                                          14,266              8,810            (10,423)             12,653
Insurance expense                                                   9,875              3,594             (8,594)              4,875
Other                                                                 846              4,086                 --               4,932
                                                              -----------        -----------        -----------        ------------
    Total expenses before waivers                                 379,153            841,261             (6,343)          1,214,071
        Less: Fees waived                                                            (37,686)           (50,020)            (87,706)
                                                              -----------        -----------        -----------        ------------
        Net expenses                                              379,153            803,575            (56,363)          1,126,365
                                                              -----------        -----------        -----------        ------------

Net Investment Income (Loss)                                      252,203            160,543            (56,363)            469,109
                                                              -----------        -----------        -----------        ------------

Realized and Unrealized Gain (Loss):
    Net realized gain (loss) on:
        Investments                                            (4,610,582)           936,216                 --          (3,674,366)
    Net change in unrealized appreciation
       (depreciation) on:
        Investments                                            (3,198,401)        (7,090,640)                --         (10,289,041)
                                                              -----------        -----------        -----------        ------------
        Net gain (loss) on investments                         (7,808,983)        (6,154,424)                --         (13,963,407)
Net Increase (Decrease) in Net Assets
   Resulting from Operations                                  $(7,556,780)       $(5,993,881)       $    53,363        $(13,494,298)
                                                              -----------        -----------        -----------        ------------

*Net of Foreign Taxes Withheld                                $    (3,817)       $    (4,536)       $        --        $     (8,353)
                                                              -----------        -----------        -----------        ------------

             See Notes to Pro Forma Financial Statements (Unaudited)

           Portfolio of Investments as of October 31, 2001 (Unaudited)


                                                                                            (Pro Forma)
                                            Lepercq           The Tocqueville Fund           Combined
Common Stocks -  84.3%                 Shares       Value       Shares      Value       Shares       Value
-----------------------                ------       -----       ------      -----       ------       -----
Advertising - 1.0%
Interpublic Group Companies Inc.                 $              30,000    $  673,500    30,000     $   673,500
                                                 -----------              ----------               -----------
                                                                             673,500                   673,500
Business Services -  4.2%
American Express Company              15,000         441,450    25,000       735,750    40,000       1,177,200
H&R Block, Inc.                                                 30,000     1,022,400    30,000       1,022,400
Waste Management, Inc.                                          30,000       735,000    30,000         735,000
                                                 -----------              ----------               -----------
                                                     441,450               2,493,150                 2,934,600

Consumer Non-Durables -  4.3%
American Home Products Corp.                                    20,000     1,116,600    20,000       1,116,600
Bristol-Meyer/Squibb                   6,500         347,425                             6,500         347,425
Johnson & Johnson                      7,000         405,370                             7,000         405,370
Merck & Co.                            5,000         319,050                             5,000         319,050
Pfizer Inc.                            8,000         335,200                             8,000         335,200
Gilette Co.                           15,000         466,350                            15,000         466,350
                                                 -----------              ----------               -----------
                                                   1,873,395               1,116,600                 2,989,995

Energy -  16.1%
Anadarko Petroleum Corp.               3,500         199,675    10,000       570,500    13,500         770,175
Apache Corp.                           4,000         206,400                             4,000         206,400
ChevronTexaco Corp.                                             23,100     2,045,505    23,100       2,045,505
Devon Energy Corporation              10,000         383,000                            10,000         383,000
El Paso Corporation                    5,000         245,300                             5,000         245,300
Exxon Mobil Corporation               20,000         789,000                            20,000         789,000
Ivanhoe Energy Inc. (CN)                                       175,000       249,275   175,000         249,275
Murphy Oil Corp.                                                30,000     2,385,000    30,000       2,385,000
Nabors Industries                                               13,000       399,620    13,000         399,620
Ocean Energy                          15,000         273,750                            15,000         273,750
Schlumberger                           8,000         387,360                             8,000         387,360
Tesco Corp. (CN)                                               200,000     1,241,649   200,000       1,241,649
Varco International, Inc.                                      132,200     1,983,000   132,200       1,983,000
                                                 -----------              ----------               -----------
                                                   2,484,485               8,874,549                11,359,034

Entertainment -  1.3%

Viacom Inc. Cl B                      10,000         365,100                            10,000         365,100
The Walt Disney Company               16,000         297,440    15,000       278,850    31,000         576,290
                                                 -----------              ----------               -----------
                                                     662,540                 278,850                   941,390

Finance - 8.8%
American International Group           5,790         455,094                             5,790         455,094
Bank of America Corp.                                           30,000     1,769,700    30,000       1,769,700
Banc One Corp.                         5,000         165,950                             5,000         165,950
Bank Of New York                      15,000         510,150                            15,000         510,150
Citigroup, Inc.                                                 40,000     1,820,800    40,000       1,820,800
Mitsubishi Tokyo Financial Group,                              200,000     1,498,000   200,000       1,498,000
Inc. - ADR (JP)
                                                 -----------              ----------               -----------
                                                   1,131,194               5,088,500                 6,219,694


                                                                                             (Pro Forma)
                                           Lepercq           The Tocqueville Fund             Combined
Common Stocks (continued)             Shares       Value       Shares      Value         Shares       Value
-------------------------             ------       -----       ------      -----         ------       -----
Insurance -  4.7%
The Allstate Corp.                                              50,000     1,569,000     50,000       1,569,000
Humana Inc.                                                    125,000     1,443,750    125,000       1,443,750
IPC Holdings LTD                                                10,000       281,000     10,000         281,000
                                                                           ---------               ------------
                                                                           3,293,750                  3,293,750

Jewelry Store - 0.8%
Zale Corp.                                                      20,000       572,400     20,000         572,400
                                                                           ---------               ------------
                                                                             572,400                    572,400

Lumber and Wood Products -  1.6%
Longview Fibre Company                                         100,000     1,100,000    100,000       1,100,000
                                                                           ---------               ------------
                                                                           1,100,000                  1,100,000

Manufacturing -  2.4%
Applied Materials, Inc.                6,000         204,660                             6,000          204,660
Olin Corp.                                                     100,000     1,498,000   100,000        1,498,000
                                                ------------               ---------                ------------
                                                     204,660               1,498,000                  1,702,660

Medical Services -  1.3%
McKesson HBOC, Inc.                                             25,000       924,750    25,000          924,750
                                                                           ---------                ------------
                                                                             924,750                    924,750

Metals & Minerals -  8.7%
Alcoa, Inc.                                                     75,000     2,420,250    75,000        2,420,250
Anglogold Limited-Sponsor ADR                                   14,000       232,260    14,000          232,260
Barrick Gold Corp. (CN)                                        100,000     1,559,000   100,000        1,559,000
Inco, Limited (CN)                                             100,000     1,364,000   100,000        1,364,000
Placer Dome Inc.                                                15,000       171,150    15,000          171,150
Stillwater Mining Company *                                     25,000       389,750    25,000          389,750
                                                                           ---------                ------------
                                                                           6,136,410                  6,136,410

Photo Equipment & Supplies -  0.9%
Eastman Kodak Company                                           25,000       639,250    25,000          639,250
                                                                           ---------                ------------
                                                                             639,250                    639,250

Retail - 1.5%
Gap, Inc.                                  22,000    287,540                            22,000          287,540
Home Depot                                 12,500    477,875                            12,500          477,875
Radioshack Corporation                     12,000    299,880                            12,000          299,880
                                                 ------------                                       ------------
                                                   1,065,295                                          1,065,295
Restaurants - 1.5%
McDonald's Corp.                                                40,000     1,042,800    40,000        1,042,800
                                                                           ---------                ------------
                                                                           1,042,800                  1,042,800


Technology -  16.0%
Adobe Systems, Inc.                                             30,000       792,000    30,000          792,000
AOL Time Warner, Inc.                      11,500    358,915                            11,500          358,915
Autodesk, Inc.                                                  50,000     1,661,000    50,000        1,661,000
The Boeing Company                                              50,000     1,630,000    50,000        1,630,000
Cisco Systems, Inc.                        20,000    338,400                            20,000          338,400
General Electric                            5,000    182,050                             5,000          182,050


                                                                                             (Pro Forma)
                                           Lepercq           The Tocqueville Fund             Combined
Common Stocks (continued)             Shares       Value       Shares      Value         Shares       Value
-------------------------             ------       -----       ------      -----         ------       -----
Honeywell International Inc.                                    35,000     1,034,250    35,000       1,034,250
Intel Corp.                           10,000         244,200                            10,000         244,200
International Business Machines Corp.                           20,000     2,161,400    20,000       2,161,400
Lucent Technologies                                            100,000       670,000   100,000         670,000
Nokia Corp - ADR A                    10,000         205,100                            10,000         205,100
Nortel Networks Corp.                 15,000          87,150                            15,000          87,150
Sun Microsystems                      20,000         203,000                            20,000         203,000
Symantec Corp.                                                  10,000       549,900    10,000         549,900
Symbol Technologies Inc.                                        50,000       642,500    50,000         642,500
Systems and Computer Tech Co.                                   20,000       245,000    20,000         245,000
Texas Instruments                     10,000         279,900                            10,000         279,900
                                                ------------              ----------              ------------
                                                   1,898,715               9,386,050                11,284,765

Toys - 1.3%
Mattel Inc.                                                     50,000       946,500    50,000         946,500
                                                                          ----------              ------------
                                                                             946,500                   946,500

Transportation & Public Utilities -  5.0%
AT&T Corp.                                                      70,000     1,067,500    70,000       1,067,500
Alexander & Baldwin, Inc.                                       50,000     1,113,500    50,000       1,113,500
FPL Group, Inc.                                                 25,000     1,327,500    25,000       1,327,500
                                                                          ----------              ------------
                                                                           3,508,500                 3,508,500

Utilities - 0.4%
Duke Power                             8,000         307,280                             8,000         307,280
                                                ------------                                      ------------
                                                     307,280                                           307,280

Unit Investment Trust - 2.4%
Nasdaq-100 Index Tracking Stock                                 50,000     1,695,000    50,000       1,695,000
                                                                          ----------              ------------
                                                                           1,695,000                 1,695,000
------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $52,076,739)            10,069,014              49,268,559                59,337,573
------------------------------------------------------------------------------------------------------------------



                                                                                               (Pro Forma)
                                               Lepercq              The Toqueville Fund         Combined
Short-Term Investments -  16.0%           Principal     Value     Principal     Value      Principal     Value
                                          ---------     -----     ---------     -----      ---------     -----
Repurchase Agreement with Firstar Bank

1.50%, dated 10/31/01, due 11/01/01,
collateralized by U.S. Treasury Bill
valued at $1,019,797

Repurchase proceeds of $999,042 (cost
$999,000)                                                           999,000     999,000       999,000       999,000

U.S. Treasury Bill - 3.40%  11/08/01                                600,000     599,751       600,000       599,751
U.S. Treasury Bill - 5.65%  11/29/01      5,250,000   5,236,657                             5,250,000     5,236,657
U.S. Treasury Bill - 2.29%  12/27/01                                500,000     498,344       500,000       498,344
U.S. Treasury - 0.00%        1/31/02      3,950,000   3,930,230                             3,950,000     3,930,230
--------------------------------------------------------------------------------------------------------------------
                                          9,200,000   9,166,887   2,199,000   2,097,095    11,399,000     11,263,982
--------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost
$11,260,271)                              9,200,000   9,166,887   2,199,000   2,097,095    11,399,000     11,263,982
--------------------------------------------------------------------------------------------------------------------


Total Investments (Cost $63,337,010) -
100.4%                                               19,235,901              51,365,654                   70,601,555
--------------------------------------------------------------------------------------------------------------------


                                                                                                   (Pro Forma)
                                               Lepercq              The Toqueville Fund             Combined
                                          Principal     Value     Principal     Value      Principal           Value
                                          ---------     -----     ---------     -----      ---------           -----
                                         -------------------------------------------------------------------------------------
Other Assets and Liabilities  -  (0.4%)                    (2,040)               (276,639)                   (278,679)
                                         -------------------------------------------------------------------------------------


Total Net Assets - 100.0%                             $19,233,861             $51,089,015                 $70,322,876

* Non-income producing security.

-----------------------------------------------------------------------------------------------------------------------------



Notes to the Pro Forma Financial Statements October 31, 2001 (Unaudited)

1.          BASIS OF COMBINATION

            The Pro Forma Combined Statement of Assets and Liabilities, including the Portfolio of Investments ("Pro Forma Statements") as of October 31, 2001, and the related Combined Statement of Operations for the twelve months ended October 31, 2001, reflect the accounts of The Tocqueville Fund series of The Tocqueville Trust ("Tocqueville") and Lepercq-Istel Fund series of the Lepercq-Istel Trust ("Lepercq"). The Pro Forma Combined Statement of Assets and Liabilities has been restated to reflect a tax free exchange of Lepercq shares as of the close of business on October 31, 2001. Tocqueville's adviser, Tocqueville Asset Management L.P., and/or Tocqueville's distributor, Lepercq, de Neuflize/Tocqueville Securities, L.P., will pay the cost of the reorganization.

            The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Lepercq in exchange for shares of Tocqueville. In conjunction with the reorganization, Tocqueville is the surviving fund.

            The Pro Forma Statements should be read in conjunction with the historical financial statements of Tocqueville and Lepercq included in their respective Statements of Additional Information.

2.          VALUATION

            Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Trustees. Short-term investments are stated at cost which, together with accrued interest, approximates fair value.

3.          CAPITAL SHARES

            The Pro Forma Combined net asset value per share assumes the issuance of additional shares of Tocqueville which would have been issued at October 31, 2001, in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the October 31, 2001 net asset value per share of Tocqueville ($14.99).

            The Pro Forma number of shares outstanding are determined as follows:

Shares of Tocqueville:                                      3,407,393

Additional Shares to
be issued to Lepercq:                                       1,283,532

Pro Forma
Shares Outstanding:                                         4,690,925

            The Pro Forma Statements assume that all shares of Lepercq outstanding on October 31, 2001 were exchanged, tax free, for shares of Tocqueville.

4.          PRO FORMA OPERATING EXPENSES

            The Pro Forma Statement of Operations assumes expense adjustments based on the agreements of Tocqueville, the surviving entity. Certain accounts have been adjusted to reflect the expenses of the combined entity more closely. Pro Forma operating expenses include the expenses of Tocqueville and Lepercq combined, adjusted for certain items which are factually supportable. Advisory fees have been charged to the combined entity based upon the contract in effect for Tocqueville at the level of assets of the combined fund for the stated period.

                                                                       EXHIBIT A

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

            AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated this ____ day of _______, 2002, by and between the Lepercq-Istel Fund series of the Lepercq-Istel Trust (the "Fund"), a Massachusetts business trust, and The Tocqueville Fund series of The Tocqueville Trust (the "Trust"), a Massachusetts business trust.

                              W I T N E S S E T H:

            WHEREAS, the parties are each open-end investment management companies; and

            WHEREAS, the parties hereto desire to provide for the acquisition by the Trust of all of the assets and liabilities of the Fund solely in exchange for shares of beneficial interest (par value $.01) ("shares") of the Trust, which shares of the Trust will thereafter be distributed by the Fund pro rata to its shareholders in complete liquidation and complete cancellation of its shares;

            NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

            1. The parties hereto hereby adopt an Agreement and Plan of Reorganization and Liquidation (the "Agreement") pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") as follows: The reorganization will be comprised of the acquisition by the Trust of all of the properties, assets and liabilities of the Fund solely in exchange for shares of the Trust, followed by the distribution of such Trust shares to the shareholders of the Fund in exchange for their shares of the Fund, and the liquidation and dissolution of the Fund all upon and subject to the terms of the Agreement hereinafter set forth.

            The share transfer books of the Fund will be permanently closed on the Valuation Date (as hereinafter defined) and only redemption requests made by shareholders of the Fund pursuant to Section 22(e) of the Investment Company Act of 1940 (the "Act") received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by the Fund; redemption requests received by the Fund after that date shall be treated as requests for the redemption of the shares of the Trust to be distributed to the shareholder in question as provided in Section 5.

            2. On the Closing Date (as hereinafter defined), all of the assets and liabilities of the Fund on that date shall be delivered to the Trust and the number of shares of the Trust having an aggregate net asset value equal to the value of the assets of the Fund will be transferred and delivered to the Fund.

            3. The net asset value of shares of the Trust and the value of the assets of the Fund to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the shares of the Trust and the Fund shall be done in the manner used by the Trust and the Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by the Trust in such computation shall be applied to the valuation of the assets of the Fund to be transferred to the Trust.

            The Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward) (the "RIC dividend").

            4. The closing shall be at the office of the Trust at 1675 Broadway, New York, New York 10019, at 10:00 a.m. on May __, 2002, or at such other time, date or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

            In the event that on the Valuation Date either party has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to this Agreement shall be permitted to terminate this Agreement without liability to either party for such termination.

            5. As soon as practicable after the closing, the Fund shall distribute on a pro rata basis to those persons who were shareholders of the Fund on the Valuation Date the shares of the Trust received by the Fund pursuant to the Agreement in liquidation and cancellation of the outstanding shares of the Trust. For the purpose of the distribution by the Fund of such shares of the Trust to its shareholders, the Trust will promptly cause U.S. Bancorp Fund Services, LLC (the "Transfer Agent") to: (a) credit an appropriate number of shares of the Trust on the books of the Trust to each shareholder of the Fund in accordance with a list (the "Shareholder List") of its shareholders received from the Fund; and (b) confirm an appropriate number of shares of the Trust to each shareholder of the Fund. No certificates for shares of the Trust will be issued.

            The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of the Fund, indicating his or her share balance. The Fund agrees to supply the Shareholder List to the Trust not later than the Closing Date.

            6. As soon as practicable, and in any event within one year after the closing, the Fund shall (a) effect its dissolution with the proper Massachusetts authorities, terminate its registration under the Act and file a final annual report on Form N-SAR with the Securities and Exchange Commission under that Act and (b) either pay or make provision for payment of all of its liabilities and taxes.

            7. Subsequent to the date of approval by shareholders of the Fund of the transactions contemplated by this Agreement and prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, the Trust will be in compliance with all of its investment policies and restrictions. At the time of delivery of portfolio securities for examination as provided in Section 8, the Fund shall deliver to the Trust two copies of a list setting forth the securities then owned by the Fund and the respective federal income tax basis thereof.

            8. Portfolio securities or written evidence acceptable to the Trust of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by the Fund pursuant to Rule 17f-4 under the Act shall be presented by the Fund to the Trust or, at its request, to its custodian bank, for examination no later than five business days preceding the Closing Date, and shall be delivered, or transferred by appropriate transfer or assignment documents, by the Fund on the Closing Date to the Trust duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any, or a check for the appropriate purchase price thereof. The cash delivered, if any, shall be in the form of certified or bank cashiers checks or by bank wire payable to the order of the Trust. The number of shares (to the nearest whole share) of the Trust being delivered against the securities and cash of the Fund, registered in the name of the Fund, shall be delivered to the Fund on the Closing Date. Such shares shall thereupon be assigned by the Fund to its shareholders so that the shares of the Trust may be distributed as provided in Section 5.

            If, at the Closing Date, the Fund is unable to make delivery under this Section 8 to the Trust of any of its portfolio securities or cash for the reason that any of such securities purchased by the Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or the Fund's custodian, then the delivery requirements of this
Section 8 with respect to said undelivered securities or cash will be waived and the Fund will deliver to the Trust by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to the Trust, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by the Trust.

            9. The Trust shall assume the liabilities (including for portfolio securities purchased which have not settled) of the Fund, but the Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The expenses of the Fund and the Trust, respectively, related to the reorganization including legal, accounting, printing, filing, proxy soliciting and portfolio transfer taxes, if any, will be borne by the Trust's adviser and/or the distributor.

            10. The obligations of the Trust hereunder shall be subject to the following conditions:

            A. The Board of Trustees of the Fund shall have authorized the execution of this Agreement and the shareholders of the Fund shall have approved the transactions contemplated herein, and the Fund shall have furnished to the Trust copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Fund; such shareholder approval shall have been by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote at a meeting for which proxies have been solicited by the Combined Proxy Statement/Prospectus.

            B. The Trust shall have received an opinion dated the Closing Date of Paul, Hastings, Janofsky & Walker LLP, to the effect that (i) the Fund is a validly existing Massachusetts business trust under the laws of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform this Agreement; and (ii) all corporate action necessary to make this Agreement, according to its terms, valid, binding and enforceable on the Fund and to authorize effectively the transactions contemplated by this Agreement have been taken by the Fund.

            C. The representations and warranties of the Fund contained herein shall be true and correct at and as of the Closing Date, and the Trust shall have been furnished with a certificate of the President or the Secretary or the Treasurer of the Fund, dated the Closing Date, to that effect.

            D. On the Closing Date, the Fund shall have furnished to the Trust a certificate of the Treasurer of the Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to the Fund as of the Closing Date.

            E. A Registration Statement filed by the Trust solely under the Securities Act of 1933 on Form N-14 and containing a preliminary form of the Combined Proxy Statement/Prospectus shall have become effective under that Act not later than April __, 2002.

            F. The Trust shall have received an opinion, dated the Closing Date, of Paul, Hastings, Janofsky & Walker LLP, to the same effect as the opinion contemplated by Section 11D of this Agreement.

            11. The obligations of the Fund hereunder shall be subject to the following conditions:

            A. The Board of Trustees of the Trust shall have authorized the execution of this Agreement and the transactions contemplated hereby, and the Trust shall have furnished to the Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Trust.

            B. The Fund shall have received an opinion dated the Closing Date of Paul, Hastings, Janofsky & Walker LLP, to the effect that (i) the Trust is a validly existing Massachusetts business trust under the laws of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform this Agreement; (ii) all corporate action necessary to make this Agreement, according to its terms, valid, binding and enforceable upon the Trust and to authorize effectively the transactions contemplated by this Agreement have been taken by the Trust, and (iii) the shares of the Trust to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable.

            C. The representations and warranties of the Trust contained herein shall be true and correct at and as of the Closing Date, and the Fund shall have been furnished with a certificate of the President or the Secretary or the Treasurer of the Trust to that effect dated the Closing Date.

            D. The Fund shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP to the effect that for federal income tax purposes:

            (a) The Fund's transfer of all of its assets to the Trust solely in exchange for shares of the Trust, followed by the Fund's distribution of shares of the Trust to the Fund's shareholders as part of the liquidation of the Fund will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) of the Code. The Fund and the Trust will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

            (b) No gain or loss will be recognized by the shareholders of the Fund upon the exchange of shares of the Trust for the shares of the Fund (Section 354(a) of the Code);

            (c) The Fund will not recognize gain or loss under the provisions of the Code upon the transfer of all of its assets to the Trust solely in exchange for shares of the Trust and the Trust's assumption of all of the liabilities of the Fund (Sections 361(a) and 357(a) of the Code);

            (d) The Trust will not recognize gain or loss upon its receipt of all of the Fund's assets solely in exchange for shares of the Trust (Section 1032(a) of the Code);

            (e) The basis of the shares of the Trust received by the shareholders of the Fund will be the same as the basis in the shares of the Fund surrendered in exchange therefor (Section 358(a)(1) of the Code);

            (f) The holding period of the shares of the Trust received in exchange for Fund shares by the shareholders of the Fund will include the period that the shareholders of the Fund held the Fund shares surrendered in exchange therefor, provided that such Fund shares are held by the shareholders as capital assets on the date of the exchange (Section 1223(1) of the Code);

            (g) The tax basis of the Fund's assets acquired by the Trust will be the same as the tax basis of such assets to the Fund immediately prior to the transaction (Section 362(b) of the Code); and

            (h) The holding period of the assets of the Fund in the hands of the Trust will include the period during which those assets were held by the Fund (Section 1223(2) of the Code).

            E. A Registration Statement filed by the Trust under the Securities Act of 1933 on Form N-14, containing a preliminary form of the Combined Proxy Statement/Prospectus shall have become effective under that Act not later than April __, 2002.

            12. The Fund hereby represents and warrants that:

            (a) The financial statements of the Fund as of December 31, 2001 heretofore furnished to the Trust present fairly the financial position, results of operations, and changes in net assets of the Fund as of that date, in conformity with accounting principles generally accepted in the United States of America applied on a basis consistent with the preceding year; and that from January 1, 2002 through the date hereof, there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of the Fund, it being agreed that a decrease in the size of the Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

            (b) The prospectus contained in the Fund's Registration Statement under the Securities Act of 1933, as amended, is true, correct and complete, conforms to the requirements of the Securities Act of 1933 and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            (c) There is no material contingent liability of the Fund and no material legal, administrative or other proceedings pending or, to the knowledge of the Fund, threatened against the Fund, not reflected in such prospectus;

            (d) There are no material contracts outstanding to which the Fund is a party other than those ordinary in the conduct of its business;

            (e) The Fund is a validly existing Massachusetts business trust;

            (f) All federal and other tax returns and reports of the Fund required by law to be filed have been filed, and all federal and other taxes shown as due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of the Fund ended December 31, 2001 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

            (g) The Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and the Fund intends to meet such requirements with respect to its current taxable year. The Fund is an investment company within the meaning of Section 368(a)(2)(F)(i) and (iii) of the Code and satisfies the diversification requirements of Section 368(a)(2)(F)(ii). Not more than 25 percent of the value of the Fund's total assets is invested in the stock and securities of any one issuer, and not more than 50 percent of the value of the Fund's total assets is invested in the stock and securities of five or fewer issuers;

            (h) The Fund will transfer to the Trust assets representing at least 90 percent of the fair market value of the net assets and 70 percent of the gross assets held by the Fund immediately prior to the transaction. In calculating these percentages, all redemptions and distributions (other than distributions required pursuant to Section 22(e) of the Act or to enable the Fund to qualify as a regulated investment company) made by the Fund immediately prior to the transfer and which are part of the plan of reorganization will be considered as assets held by the Fund immediately prior to the transfer;

            (i) There is no plan or intention by the shareholders of the Fund who own five percent or more of the Fund's shares, and, to the best of the knowledge of management of the Fund, there is no plan or intention on the part of the remaining shareholders of the Fund to sell, exchange, or otherwise dispose of a number of shares of the Trust received in the transaction that would reduce the Fund's shareholders' ownership of shares of the Trust to a number of shares having a value as of the Closing Date of less than 50 percent of the value of all of the formerly outstanding stock of the Fund as of the Closing Date. There are no dissenters' rights in the transaction, and no cash will be exchanged for stock of the Fund in lieu of fractional shares of the Trust. Shares of the Fund and shares of the Trust held by a shareholder of the Fund and otherwise sold, redeemed, or disposed of prior or subsequent to the transaction will be considered in making this representation;

            (j) The Fund will distribute the shares of the Trust and any other property it receives in this transaction, and its other properties, in pursuance of the plan of reorganization;

            (k) The Fund's liabilities assumed by the Trust and the liabilities to which the transferred assets of the Fund are subject were incurred in the ordinary course of its business;

            (l) The Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

            (m) As soon as practicable, but in no event later than 12 months following the date that all of the assets are transferred to the Trust, the Fund will be liquidated and dissolved under state law;

            (n) The fair market value of the assets of the Fund transferred to the Trust will equal or exceed the sum of the liabilities assumed by the Trust plus the amount of liabilities, if any, to which the transferred assets are subject;

            (o) The sum of the liabilities of the Fund to be assumed by the Trust and the expenses of the transaction do not exceed twenty percent of the fair market value of the assets of the Fund;

            13. The Trust hereby represents and warrants that:

            (a) The financial statements of the Trust as of October 31, 2001 heretofore furnished to the Fund present fairly the financial position, results of operations, and changes in net assets of the Trust, as of that date, in conformity with accounting principles generally accepted in the United States of America applied on a basis consistent with the preceding year; and that from November 1, 2001 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of the Trust, it being understood that a decrease in the size of the Trust due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

            (b) The prospectus contained in the Trust's Registration Statement under the Securities Act of 1933, as amended, is true, correct and complete, conforms to the requirements of the Securities Act of 1933 and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            (c) There is no material contingent liability of the Trust and no material, legal, administrative or other proceedings pending or, to the knowledge of the Trust, threatened against the Trust, not reflected in such prospectus;

            (d) There are no material contracts outstanding to which the Trust is a party other than those ordinary in the conduct of its business and there are not outstanding options or rights to acquire its shares;

            (e) The Trust is a validly existing Massachusetts business trust; has all necessary and material federal, state and local authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of the Trust which the Trust issues to the Fund pursuant to this Agreement will be duly authorized, validly issued, fully-paid and non-assessable; will conform to the description thereof contained in the Trust's Registration Statement, and will be duly registered under the Securities Act of 1933 and the states where registration is required; and the Trust is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

            (f) All federal and other tax returns and reports of the Trust required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Trust no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of the Trust ended December 31, 2001 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

            (g) The shares of the Trust constitute voting stock for purposes of Sections 368(a)(1)(C) and 368(c) of the Code;

            (h) The Trust has elected to be treated as a regulated investment company and, for each fiscal year of its operations, it has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements with respect to its current taxable year. The Trust is an investment company that meets the requirements of a regulated investment company as defined in Section 368(a)(2)(F)(i) of the Code. Not more than 25 percent of the value of the Trust's total assets is invested in the stock and securities of any one issuer, and not more than 50 percent of the value of the Trust's total assets is invested in the stock and securities of five or fewer issuers;

            (i) The Trust has no plan or intention (i) to sell or dispose of any of the assets transferred by the Fund, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a regulated investment company or (ii) to redeem or reacquire any of the shares issued by it;

            (j) After consummation of the transactions contemplated by the Agreement, the Trust will continue to operate its business in a substantially unchanged manner;

            (k) Following the transaction, the Trust will continue the historic business of the Fund or use a significant portion of the Fund's historic business assets in a business; and

            (l) The Trust does not own, directly or indirectly, nor has it owned during the past five years directly or indirectly, any shares of the Fund.

            14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to this Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Combined Proxy Statement/Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles consistently applied. Each party also represents and warrants to the other that this Agreement is valid, binding and enforceable in accordance with the terms and that the execution, delivery and performance of this Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. The Trust hereby represents to and covenants with the Fund that, if the reorganization becomes effective, the Trust will treat each shareholder of the Fund who received any of its share of the Trust as a result of the reorganization as having made the minimum initial purchase of shares of the Trust received by such shareholder for the purpose of making additional investments in shares of such class, regardless of the value of the shares of the Trust received. Each party hereby further represents and warrants that:

            (a) The fair market value of the shares of the Trust received by each shareholder of the Fund will be approximately equal to the fair market value of the shares of the Fund surrendered in the exchange;

            (b) The Trust's adviser and/or the distributor will pay all of the expenses, if any, incurred by the Fund and the Trust in connection with this transaction; and

            (c) There is no intercorporate indebtedness existing between the Fund and the Trust that was issued, acquired, or will be settled at a discount.

            15. The Trust agrees that it will prepare and file a Registration Statement under the Securities Act of 1933 on Form N-14 and which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the Securities Act of 1933. The final form of such proxy statement and prospectus, as amended, is referred to in this Agreement as the "Combined Proxy Statement/Prospectus" and that term shall include any prospectus and/or report to shareholders of the Trust which is included in the material mailed to the shareholders of the Fund. Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Combined Proxy Statement/Prospectus as may be necessary or desirable in this connection.

            16. The obligations of the parties under this Agreement shall be subject to the right of either party to abandon and terminate this Agreement without liability if the other party breaches any material provision of this Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of this Agreement and the

Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

            17. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to this Agreement shall, however, not be assignable.

            18. All prior or contemporaneous agreements and representations are merged into this Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

            IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                                   The Tocqueville Fund series of
                                   THE TOCQUEVILLE TRUST



                                   By:  ______________________________
                                   Title:
Attest:

-------------------

                                   Lepercq-Istel Fund series of
                                   LEPERCQ-ISTEL TRUST



                                   By:  ______________________________
                                   Title:
Attest:

-------------------

                                     PART C

                                OTHER INFORMATION

Item 15 Indemnification

        Article VIII of the Registrant's Agreement and Declaration of Trust provides as follows:

        The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

        As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Covered Persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Covered Person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Covered Person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16        Exhibits

       (1)     (a)    Agreement and Declaration of Trust of the Registrant
               (originally filed on Form N-1A to Registration Statement No. 33-8746 on September 15, 1986; re-filed for EDGAR purposes only with Post-Effective Amendment No. 26 on January 30, 2002, accession number 0000950130-02-000460, and incorporated by reference herein).

               (b) Amendment to the Agreement and Declaration of Trust of Registrant (filed with Post-Effective Amendment No. 14 on Form N-1A to Registration Statement No. 33-8746 on February 28, 1996, accession number 0000922423-96-000107, and incorporated by reference herein).

       (2) By-Laws of the Registrant (originally filed on Form N-1A to Registration Statement No. 33-8746 on September 15, 1986; re-filed for EDGAR purposes only with Post-Effective Amendment No. 26 on January 30, 2002, accession number 0000950130-02-000460, and incorporated by reference herein).

       (3)     Not Applicable

       (4) Agreement and Plan of Reorganization and Liquidation between the Registrant and the Lepercq-Istel Trust filed herewith as Appendix A to the Combined Prospectus/Proxy Statement.

       (5) Form of certificate for shares of beneficial interest, par value $.01 per share, of the Registrant (originally filed with Pre-Effective Amendment No. 1 on Form N-1A to Registration Statement No. 33-8746 on December 2, 1986; re-filed for EDGAR purposes only with Post-Effective Amendment No. 26 on January 30, 2002, accession number 0000950130-02-000460, and incorporated by reference herein).

       (6)     (a)    Investment Advisory Agreement between Registrant on behalf of The Tocqueville Fund and Tocqueville Asset Management L.P. (filed with Post-Effective Amendment No. 26 on Form N-1A to Registration Statement No. 33-8746 on January 30, 2002, accession number 0000950130-02-000460, and incorporated by reference herein).

               (b) Investment Advisory Agreement between Registrant on behalf of The Tocqueville Small Cap Value Fund and Tocqueville Asset Management L.P. (filed with Post-Effective Amendment No. 26 on Form N-1A to Registration Statement No. 33-8746 on January 30, 2002, accession number 0000950130-02-000460, and incorporated by reference herein).

               (c) Investment Advisory Agreement between Registrant on behalf of The Tocqueville International Value Fund and Tocqueville Asset Management L.P. (filed with Post-Effective Amendment No. 26 on Form N-1A to Registration Statement No. 33-8746 on January 30, 2002, accession number 0000950130-02-000460, and incorporated by reference herein).

               (d) Form of Investment Advisory Agreement between Registrant on behalf of The Tocqueville Gold Fund and Tocqueville Asset Management L.P. (filed with Post-Effective Amendment No. 19 on Form N-1A to Registration Statement No. 33-8746 on April 15, 1998, accession number 0000922423-98-000170, and incorporated by reference herein).

       (7)     (a)    Distribution Agreement between the Registrant and
               Tocqueville Securities L.P. (filed with Post-Effective Amendment No. 14 on Form N-1A to Registration Statement No. 33-8746 on February 28, 1996, accession number 0000922423-96-000107, and incorporated by reference herein).

       (8)     Not applicable.

       (9)     (a)    Custodian Agreement between Registrant and Firstar Trust
               Company (filed with Post-Effective Amendment No. 16 on Form N-1A to Registration Statement No. 33-8746 on February 28, 1997, accession number 0000922423-97-000170, and incorporated by reference herein).

               (b) Form of Custodian Agreement between Registrant on behalf of The Tocqueville Gold Fund and Firstar Trust Company (filed with Post-Effective Amendment No. 19 on Form N-1A to Registration Statement No. 33-8746 on April 15, 1998, accession number 0000922423-98-000170, and incorporated by reference herein).

               (c) Global Custody Tri-Party Agreement among The Chase Manhattan Bank, Firstar Trust and Registrant (filed with Post-Effective Amendment No. 26 on

               Form N-1A to Registration Statement No. 33-8746 on January 30, 2002, accession number 0000950130-02-000460, and incorporated by reference herein).

               (d) Form of Global Custody Tri-Party Agreement among The Chase Manhattan Bank, Firstar Trust and the Registrant on behalf of The Tocqueville Gold Fund (filed with Post-Effective Amendment No. 26 on Form N-1A to Registration Statement No. 33-8746 on January 30, 2002, accession number 0000950130-02-000460, and incorporated by reference herein).

       (10)    (a)    Rule 12b-1 Plan for the Class B shares of The Tocqueville
               Fund (filed with Post-Effective Amendment No. 14 on Form N-1A to Registration Statement No. 33-8746 on February 28, 1996, accession number 0000922423-96-000107, and incorporated by reference herein).

               (b) Rule 12b-1 Plan for the Class B shares of The Tocqueville Europe Fund (now The Tocqueville International Value Fund's Rule 12b-1 Plan) (filed with Post-Effective Amendment No. 14 on Form N-1A to Registration Statement No. 33-8746 on February 28, 1996, accession number 0000922423-96-000107, and incorporated by reference herein).

               (c) Rule 12b-1 Plan for the Class B shares of The Tocqueville Small Cap Value Fund (filed with Post-Effective Amendment No. 14 on Form N-1A to Registration Statement No. 33-8746 on February 28, 1996, accession number 0000922423-96-000107, and incorporated by reference herein).

               (d) Rule 12b-1 Plan for The Tocqueville Fund (filed with Post-Effective Amendment No. 26 on Form N-1A to Registration Statement No. 33-8746 on January 30, 2002, accession number 0000950130-02-000460, and incorporated by reference herein).

               (e) Rule 12b-1 Plan for The Tocqueville Small Cap Value Fund (filed with Post-Effective Amendment No. 26 on Form N-1A to Registration Statement No. 33-8746 on January 30, 2002, accession number 0000950130-02-000460, and incorporated by reference herein).

               (f) Rule 12b-1 Plan for The Tocqueville International Value Fund (filed with Post-Effective Amendment No. 26 on Form N-1A to Registration Statement No. 33-8746 on January 30, 2002, accession number 0000950130-02-000460, and incorporated by reference herein).

               (g) Rule 12b-1 Plan for The Tocqueville Gold Fund (filed with Post-Effective Amendment No. 26 on Form N-1A to Registration Statement No. 33-8746 on January 30, 2002, accession number 0000950130-02-000460, and incorporated by reference herein).

               (h) Rule 18f-3 Plan for The Tocqueville Trust (filed with Post-Effective Amendment No. 26 on Form N-1A to Registration Statement No. 33-8746 on January 30, 2002, accession number 0000950130-02-000460, and incorporated by reference herein).

       (11)    Opinion and Consent of Counsel.*

       (12)    Opinion and Consent as to tax matters and consequences.*

       (13)    (a)    Administration Agreement between Registrant and
               Tocqueville Asset Management L.P. (filed with Post-Effective Amendment No. 14 on Form N-1A to Registration Statement No. 33-8746 on February 28, 1996, accession number 0000922423-96-000107, and incorporated by reference herein).

               (b) Transfer Agent Agreement between the Registrant and Firstar Trust Company (filed with Post-Effective Amendment No. 16 on Form N-1A to Registration Statement No. 33-8746 on February 28, 1997, accession number 0000922423-97-000170, and incorporated by reference herein).

               (c) Fund Accounting Servicing Agreement between the Registrant and Firstar Trust Company (filed with Post-Effective Amendment No. 16 on Form N-1A to Registration Statement No. 33-8746 on February 28, 1997, accession number 0000922423-97-000170, and incorporated by reference herein).

               (d) Fund Sub-Administration Service Agreement (filed with Post-Effective Amendment No. 25 on Form N-1A to Registration Statement No. 33-8746 on February 28, 2001, accession number 0000950130-01-001088, and incorporated by reference herein).

               (e) Form of Fulfillment Servicing Agreement (filed with Post-Effective Amendment No. 25 on Form N-1A to Registration Statement No. 33-8746 on February 28, 2001, accession number 0000950130-01-001088, and incorporated by reference herein).

       (14)    (a)    Consent of PricewaterhouseCoopers LLP

               (b)    Consent of KPMG LLP

       (15)    (a)    Annual Report for the fiscal year ended October 31, 2001
               (filed with Registrant's N-30D filed on January 7, 2002, accession number 0000950109-02-000114, and incorporated by reference herein).

               (b) Annual Report for the fiscal year ended December 31, 2001 for the Lepercq Istel Trust (filed with N-30D filed on March 8, 2002, accession number 0000898531-02-000088, and incorporated by reference herein).

       (16)    Not applicable.

       (17)    (a)    Form of Proxy Card filed herewith as part of the Combined
               Proxy Statement/Prospectus.

               (b) Prospectus and Statement of Additional Information for The Tocqueville Trust (filed with Post-Effective Amendment No. 26 to Registration Statement No.

---------------------
*       To be Filed by Amendment.

               33-8746 on January 30, 2002, accession number
               0000950130-02-000460, and incorporated by reference herein).

               (c) Prospectus and Statement of Information for the Lepercq-Istel Trust (filed with Post-Effective Amendment No. 79 to Registration Statement No. 2-10841 on April 30, 2001, accession number 0001116679-01-500075, and incorporated by reference herein).

Item 17        Undertakings

       (1) The undersigned agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

       (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

        As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of New York, and State of New York, on the 28th day of March, 2002.

                                               THE TOCQUEVILLE TRUST


                                               By: /s/ Francois D. Sicart
                                                   -----------------------------
                                                   Francois D. Sicart
                                                   Principal Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

/s/ Francois D. Sicart         Principal Executive Officer        March 28, 2002
--------------------------     and Trustee
Francois D. Sicart

/s/ Robert Kleinschmidt        President, Principal Operating     March 28, 2002
--------------------------     Officer, Principal Financial
Robert Kleinschmidt            Officer and Trustee


/s/ Inge Heckel                Trustee                            March 28, 2002
--------------------------
Inge Heckel


/s/ Francois Letaconnoux       Trustee                            March 28, 2002
--------------------------
Francois Letaconnoux


/s/ Lucille G. Bono            Trustee                            March 28, 2002
--------------------------
Lucille G. Bono


/s/ Larry M. Senderhauf        Trustee                            March 28, 2002
--------------------------
Larry M. Senderhauf


/s/ Guy A. Main                Trustee                            March 28, 2002
--------------------------
Guy A. Main


/s/ James W. Gerard            Trustee                            March 28, 2002
--------------------------
James W. Gerard


/s/ James B. Flaherty          Trustee                            March 28, 2002
--------------------------
James B. Flaherty